                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                   COMBANCORP
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                   COMBANCORP
                         420 North Montebello Boulevard
                          Montebello, California 90640

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 10, 1995


TO EACH SHAREHOLDER OF COMBANCORP:

                 You are invited to attend the 1995 Annual Meeting of Shareholders of COMBANCORP (the "Company"), which will be held on Wednesday, May 10, 1995, at 10:00 o'clock a.m., Pacific Time, at the Wyndham Garden Hotel (Room C), 5757 Telegraph Road, City of Commerce, California, for the following purposes:

         1. Election of Directors. To elect the following seven persons to serve until the next annual meeting of shareholders and until their successors are elected and have qualified: Richard
                 F. Demerjian, Robert L. Glover, Jack Minasian, James C. Oppenheim, Phillip J. Pace, Richard J. Strayer and Esther G. Wilson.

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

                 Only shareholders of record at the close of business on March 31, 1995, are entitled to notice of, and to vote at, this meeting.


                                           By Order of the Board of Directors

                                           Esther G. Wilson
                                           Corporate Secretary


Montebello, California
April 17, 1995




         IN ORDER TO ENSURE YOUR REPRESENTATION, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED FORM OF PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

         IN ORDER TO FACILITATE THE PROVIDING OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

                                   COMBANCORP
                         420 North Montebello Boulevard
                          Montebello, California 90640
                            ________________________

                                PROXY STATEMENT
                            ________________________

                                  May 10, 1995



                                    GENERAL

                 This Proxy Statement is furnished in connection with the solicitation of the proxies by the Board of Directors of COMBANCORP, a California corporation (the "Company") for the 1995 Annual Meeting of Shareholders of the Company to be held on Wednesday, May 10, 1995, at 10:00 o'clock a.m., Pacific Time, at the Wyndham Garden Hotel (Room C), 5757 Telegraph Road, City of Commerce, California, and any adjournments thereof (the "Annual Meeting"). The purposes of the Annual Meeting are set forth in the Notice of Annual Meeting of Shareholders to which this Proxy Statement is attached.

                 The solicitation of the proxy accompanying this Proxy Statement is made by the Board of Directors of the Company and the cost of this solicitation will be paid by the Company. The solicitation of proxies will be made primarily by use of the mails. In addition, directors, officers and regular employees of the Company may make solicitations by telephone, telegraph or personal interviews, and may request banks, brokers, fiduciaries and other persons holding stock in their names, or in the names of their nominees, to forward proxies and proxy materials to their principals and obtain authorization for the execution and return of such proxies. The Company will reimburse such banks, brokers and fiduciaries for their out-of-pocket expenses incurred in connection with such solicitation.

                 A form of proxy for use at the Annual Meeting is enclosed.
Any proxy given may be revoked by a shareholder at any time before it is exercised by filing with the Secretary of the Company a notice in writing revoking it or by duly executing a proxy bearing a later date. Proxies also may be revoked by any shareholder present at the Annual Meeting who desires to vote such shares in person. Subject to such revocation and except as otherwise stated herein or in the form of proxy, all proxies duly executed and received prior to, or at the time of, the Annual Meeting will be voted in accordance with the instructions contained therein. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted in favor of the election of the nominees for directors set forth herein and, if any other business is properly presented at the Annual Meeting, in accordance with the recommendations of a majority of the Board of Directors. The Company expects that this Proxy Statement and the form of proxy will be first mailed to shareholders of record on or about April 17, 1995.

                      OUTSTANDING SHARES AND VOTING RIGHTS

                 There were issued and outstanding 565,789 shares of the Company's Common Stock on March 31, 1995, which has been set as the record date (the "Record Date") for the purpose of determining the shareholders entitled to notice of, and to vote at, the Annual Meeting. The presence of a majority of the outstanding shares entitled to vote at the Annual Meeting, represented in person or by proxy, will constitute a quorum. Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum.

                 On any matter submitted to a shareholder vote, other than the election of directors, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of stock standing in his or her name on the books of the Company as of the Record Date. For the election of directors, each shareholder has cumulative voting rights and is entitled to as many votes as shall equal the number of shares of stock held, multiplied by the number of directors to be elected, and may cast all of his or her votes for a single candidate or may distribute such votes among any or all the candidates as he or she sees fit. In order for a shareholder to cumulate votes, the nominee's name must be placed in nomination prior to the voting and the shareholder desiring to cumulate votes must give notice of his or her intention to cumulate votes at the meeting prior to the voting. If any shareholder gives such notice, all shareholders may cumulate their votes. If cumulative voting is invoked, and unless contrary instructions are given by a shareholder who signs a proxy, all votes represented by such proxy will be cast in such manner and in accordance with the discretion of the proxyholders as will result in the election of as many of the Board of Directors' nominees as is possible. In the election of directors, the seven candidates receiving the highest number of votes will be elected.


                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

                 Management knows of no person who, as of March 31, 1995, beneficially owned in excess of five percent (5%) of the outstanding Common Stock of the Company, except for the persons who, as of such date, beneficially owned in excess of five percent (5%) of the Company's Common Stock identified elsewhere herein (see "SECURITY OWNERSHIP OF MANAGEMENT") and the persons identified in the following table:

                                                          Common Stock Beneficially Owned
                                                                as of March 31, 1995
                                                        ---------------------------------------
                                                        Number of Shares                Percent
                                                        ----------------                -------
 Adelle N. Soffa(1)                                          45,936                       8.1%

 Edith Sugden(2)                                             44,503                       7.9%


(1) The business address of Mrs. Soffa is 5901 Corvette Street, City of Commerce, California 90040.

(2) Mrs. Sugden's business address is 6832 Foster Bridge Road, Bell Gardens, California 90201.

                        SECURITY OWNERSHIP OF MANAGEMENT

                 The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 31, 1995 by each director of the Company and nominee for election at the Annual Meeting, and by all directors and executive officers1 of the Company as a group.

                                                          Common Stock Beneficially Owned
                                                                as of March 31, 1995
                                               -------------------------------------------------
                                               Number of Shares                          Percent
                                               -------------------------------------------------
 Richard F. Demerjian                               58,877(2)                             10.1%

 Robert L. Glover                                   34,625                                 6.1%

 Jack Minasian                                      26,500(3)                              4.6%

 James C. Oppenheim                                 22,291(4)                              3.9%

 Phillip J. Pace                                    48,546(5)                              8.5%

 Richard J. Strayer                                  8,850(6)                              1.6%

 Esther G. Wilson                                   14,660(7)                              2.5%

 All directors and executive                       214,349(8)                             34.7%
 officers as a group
 (8 persons including those listed
 above)
- - ------------------------

(1) As used herein, the term "executive officer" means the Chairman/Chief Executive Officer and Chief Financial Officer of the Company and the Senior Vice President/Senior Credit Officer of the Bank.

(2) Includes 625 shares owned by Mr. Demerjian's wife, 2,999 shares allocated to Mr. Demerjian's account and held in trust under the Company's Employee Stock Ownership Plan (the "ESOP") and 18,750 shares which may be acquired within 60 days through the exercise of outstanding options. Mr. Demerjian disclaims any beneficial interest in the shares owned by his wife. Mr. Demerjian's business address is the same as that of the Company.

(3) Includes 5,000 shares owned by the Metropolitan Waste Disposal Corporation Retirement Trust, of which Mr. Minasian is a trustee, and 5,000 shares which may be acquired within 60 days through the exercise of outstanding options. Except for his personal interest in the Retirement Trust, which was approximately 35% of the total assets at December 31, 1994, Mr. Minasian disclaims any beneficial interest in the shares owned by the Retirement Trust.

(4) Includes 125 shares owned by Oppenheim Insurance Agency, Inc., of which Mr. Oppenheim is President, director and principal shareholder, and 5,000 shares which may be acquired within 60 days through the exercise of outstanding options.

(5) Includes 5,000 shares which may be acquired within 60 days through the exercise of outstanding options.

(6) Includes 5,000 shares which may be acquired within 60 days through the exercise of outstanding options.

(7) Includes 2,035 shares allocated to Ms. Wilson's account and held in trust under the ESOP, and 12,500 shares which may be acquired within 60 days through the exercise of outstanding options.

(8) Includes an aggregate of 5,034 shares held in trust under the ESOP and 51,250 shares which may be acquired within 60 days through the exercise of outstanding options.

                             ELECTION OF DIRECTORS

                 The Board of Directors has nominated the persons set forth below for election as directors of the Company at the Annual Meeting. All of the nominees are currently serving as members of the Board of Directors of the Company and its wholly-owned subsidiary, Commerce National Bank (the "Bank"). Each director elected will serve until the next annual meeting of shareholders and until his or her successor is elected and qualified.

                 Except as otherwise provided herein with respect to cumulative voting, votes will be cast according to the proxies, which are hereby solicited, for each of the Board's nominees for director. If any shareholder elects to cumulate votes at the Annual Meeting, the proxyholders will distribute the votes represented by each proxy in accordance with their discretion among the nominees named below in a manner that will result in the election of as many of the Board of Directors' nominees as possible. The nominees receiving the highest number of votes cast will be elected regardless of whether any one of them receives the vote of a majority of the shares represented at the meeting. If any nominee is unable to serve, the proxies will be voted by the persons named in the form of proxy in their discretion for another person. Management has no reason to believe that any nominee named will not be able to serve as a director for his or her prescribed term.

                 According to the Bylaws of the Company, any shareholder may make nominations for the election of directors if notice of such nominations is delivered to, or mailed and received at, the principal executive offices of the Company not less than thirty calendar days prior to the date of the originally scheduled meeting; provided, however, that, if less than forty calendar days' notice or prior public disclosure of the date of the meeting is given or made by the Company, notice of such nomination must be so received not later than the close of business on the tenth calendar day following the earlier of the day on which notice of the meeting was mailed or the day on which such public disclosure was made. If nominations are not so made, only the nominations of the Board of Directors may be voted upon at the meeting.

                 Beginning on the following page is a summary of certain information regarding the Board of Directors' nominees for the election of directors.

                                               Director
     Director                            Age    Since       Principal Occupation
     --------                            ---   -------      --------------------
     Richard F. Demerjian                 59    1982        Mr. Demerjian has been Chairman of the Board of the
                                                            Company and the Bank, and Chief Executive Officer of the
                                                            Company since their respective organization, and
                                                            President and Chief Executive Officer of the Bank since
                                                            June 1, 1987.  From May 1984 to January 1987, he also
                                                            was Chairman of the Board and Chief Executive Officer of
                                                            Heath & Company, a national electrical sign
                                                            manufacturer.  Prior thereto, Mr. Demerjian was
                                                            President and sole shareholder of Luminart Neon Company,
                                                            Inc.  He is a member of the Rotary Club of Montebello,
                                                            past Chairman of the Board of the Montebello Chamber of
                                                            Commerce and currently serves on the Board of Directors
                                                            of the Beverly Community Hospital Association and
                                                            Montebello Community Health Services, Inc.

     Robert L. Glover                     54    1994        Mr. Glover has been President, director and a principal
                                                            shareholder of Alea, Inc., d/b/a Bettermade Plastics, a
                                                            plastics and other disposable products master
                                                            distributor in Los Angeles, California since 1974.  Mr.
                                                            Glover holds a Bachelor of Arts degree from Columbia
                                                            College of Chicago, Los Angeles, California.

     Jack Minasian                        67    1982        Mr. Minasian has been principal shareholder of
                                                            Metropolitan Waste Disposal Company, Inc., Montebello,
                                                            California, since 1953, and is currently Chairman of the
                                                            Board.  He is a member of the Triple X Fraternity.

     James C. Oppenheim                   49    1982        Mr. Oppenheim has been President and sole shareholder of
                                                            Oppenheim Insurance Agency, Inc., Sylmar, California,
                                                            since 1970.  He is also Chief Executive Officer of
                                                            Compensation Control, Inc. and Comtrac Control Services,
                                                            Inc.  Mr. Oppenheim attended Pierce College and Los
                                                            Angeles Valley College.  He is a member of the
                                                            Professional Insurance Agents.


                                              Director
    Director                            Age    Since       Principal Occupation
    --------                            ---   -------      --------------------
    Phillip J. Pace                      60    1989        Mr. Pace has been President and owner of Pace
                                                           Development Company, a real estate management company,
                                                           since 1965, and is also currently Chairman of the Board,
                                                           President and principal shareholder of Pace Land &
                                                           Development Company, Inc., a general contractor in
                                                           Montebello, California.  He holds an Associates of Arts
                                                           degree from East Los Angeles College, Los Angeles,
                                                           California.  Mr. Pace is a member of the Rotary Club and
                                                           a past Chairman of the Board of the Montebello Chamber
                                                           of Commerce.  He was also founder and director of Golden
                                                           Security Thrift & Loan Association, Alhambra,
                                                           California, and was elected to three terms as Treasurer
                                                           of the City of Montebello.

    Richard J. Strayer                   46    1992        Mr. Strayer is President and sole shareholder of Richard
                                                           J. Strayer Inc., a bookkeeping service located in
                                                           Downey, California.  Mr. Strayer has held this position
                                                           since 1972.  Mr. Strayer is a member and past President
                                                           of the Bell-Maywood Toastmaster Club, the San Gabriel
                                                           Chapter Inland Society of Tax Consultants and is a
                                                           member of the National Society of Public Accountants and
                                                           the National Association of Enrolled Agents.

    Esther G. Wilson                     57    1986        Ms. Wilson has been Chief Financial Officer of the
                                                           Company since May 1985, Secretary of the Company since
                                                           1991, and Senior Vice President and Cashier of the Bank
                                                           since October 1982.  She also has served as Secretary of
                                                           the Bank since 1986.  Prior to joining the Bank, Ms.
                                                           Wilson was employed by Lloyds Bank California for over
                                                           23 years, serving from 1973 to 1982 as Vice President
                                                           and Regional Operations Supervisor.  Ms. Wilson holds a
                                                           Graduate Certificate from the Colorado School of Banking
                                                           at the University of Colorado, and currently serves on
                                                           the Board of Directors of the Rio Hondo Boys and Girls
                                                           Club.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

                           SUMMARY COMPENSATION TABLE

                 No executive officer of the Company earned cash compensation during the year ended December 31, 1994, except in his or her capacity as an executive officer of the Bank, and except for director's fees paid by the Bank to its Board of Directors. The following table sets forth a comprehensive overview of the compensation of the Company's Chief Executive Officer during 1994 and comparative data for the two previous fiscal years. No other executive officer of the Company received salary and bonus in excess of $100,000 during 1994.

                                                                                              Long Term
                                                             Annual Compensation             Compensation
                                                        ---------------------------         --------------
                 Name and                                  Salary           Bonus              Options
            Principal Positions              Year            $                $                   #
   -----------------------------------       ----       -----------      ----------         --------------
   Richard F. Demerjian                      1994         127,692          25,000                ----
      Chairman, Chief Executive              1993         127,692           2,456               18,750
      Officer and President of the           1992         127,692           2,456                ----
      Company and the Bank



          AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUE TABLE

                 The following table sets forth the number and value of options held by the Company's Chief Executive Officer at December 31, 1994. No stock options or stock appreciation rights were exercised by the Chief Executive Officer during 1994.

                                                                                      Value of Unexercised
                                                  Number of Unexercised               In-the-Money Options
                                                   Options at Year-End                    at Year-End

                   Name                         Exercisable/Unexercisable          Exercisable/Unexercisable
  -------------------------------------         -------------------------          -------------------------
  Richard F. Demerjian                                 18,750 / 0                           $0 / $0



Compensation of Directors

                 Directors of the Company do not receive director's fees for attendance at Company Board meetings. However, each non-employee director of the Company who also served on the Board of Directors of the Bank during 1994 received an annual director's fee of $6,000 from the Bank. Each non-employee director who served on the Loan Committee of the Bank during 1994 received an additional fee of $250 per month for each month of service. No other agreements or arrangements exist with respect to compensation for services as a director of the Bank. Pursuant to the foregoing arrangements, the Bank paid $36,000 in aggregate compensation to directors during 1994.

1993 Stock Option Plan

                 The 1993 Stock Option Plan (the "1993 Option Plan") was adopted and approved by the Company's Board of Directors on March 17, 1993 and was approved by the Company's shareholders on May 12, 1993. Unless sooner terminated by the Board of Directors, the 1993 Option Plan will expire in March 2003. The Board adopted the 1993 Option Plan in response to the expiration of the Company's 1982 Stock Incentive Plan in December 1992, due to the Board's continued belief that a key element of executive compensation is stock-based incentive compensation. Such compensation advances the interests of the Company by encouraging, and providing for, the acquisition of equity interests in the Company by officers, other key employees and directors, thereby providing substantial added motivation for superior performance. The adoption of the 1993 Option Plan also provides the Board with added flexibility to adapt to changing economic and competitive conditions by implementing stock-based compensation strategies which will attract and retain those employees and directors who are important to the long-term success of the Company and the Bank.

                 The 1993 Option Plan is administered by the Board of Directors of the Company or a committee designated by the Board of Directors (in any case, the "Committee"), which has the authority to, among other things, select those eligible for participation, set the terms of stock options, establish rules and regulations which it may deem appropriate for the proper administration of the 1993 Option Plan, and interpret and make determinations under the 1993 Option Plan. The 1993 Option Plan provides for the issuance of either non-qualified stock options or incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. A total of 93,501 shares of the Common Stock have been authorized for issuance under the 1993 Option Plan. Shares awarded may be composed of, in whole or in part, authorized but unissued shares.

                 Generally, non-qualified stock options may be granted under the 1993 Option Plan to any person who is or has agreed to become a director, officer or other employee of the Company or any of its subsidiaries. Incentive options may be granted only to officers or other employees of the Company or a subsidiary. The Committee determines the expiration of options granted pursuant to the 1993 Option Plan, provided, however, that options must expire within 10 years after the grant date. An option is exercisable as determined on the grant date by the Committee, but once exercisable, an optionee may exercise a part of the option until the option expires or is otherwise terminated.

                 Pursuant to the 1993 Option Plan, the purchase price for shares to be issued with respect to an option will not be less than 100% of the fair market value of such shares on the grant date. The exercise price of an option is payable in full at the time of delivery of the shares in cash or in shares of the Common Stock. During the fiscal year ended December 31, 1994, stock options to purchase 5,000 shares of the Common Stock for a term of ten years were granted under the 1993 Option Plan. As of March 31, 1995, the Company had, pursuant to the 1993 Option Plan, options outstanding to purchase a total of 56,250 shares of the Common Stock.

Employee Stock Ownership Plan

                 On August 12, 1987, the Board of Directors adopted the COMBANCORP Employee Stock Ownership Plan effective January 1, 1987. The ESOP is intended to qualify as a stock bonus plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and consists of an employee stock ownership plan designed to satisfy the requirements of Section 4975(e)(7) of the Code. Although the Company intends to make annual contributions to the ESOP, the amount of such contributions is discretionary and the Company is not required to make any contribution for any year unless the ESOP borrows funds to acquire Common Stock of the Company. The ESOP will invest primarily in the Common Stock of the Company and may acquire such stock from the Company or by means of open market purchases or privately negotiated transactions at fair market value. The ESOP will be funded primarily through Company contributions, which may be made in stock or cash. During 1994, the Company made a $50,000 contribution to the ESOP.

Transactions with Management

                 Certain officers and directors of the Company, and their affiliates, borrowed funds from the Bank during 1994. All the loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. At December 31, 1994, loans to officers and directors totaled approximately $1,066,000 and the total indebtedness of one director, although performing, was classified.

                 The Bank leases the Montebello branch facility from a company owned by Phillip J. Pace, a director of the Company, under a month-to-month arrangement while a new lease is being negotiated. Under the month-to-month arrangement, the Company paid monthly rent of $10,823 plus normal repairs and maintenance, property taxes and insurance. Lease expense for all operating leases was $164,000 in 1994, substantially all of which was paid to the related party.

                 During the year ended December 31, 1994, the Company paid to a company controlled by James C. Oppenheim, a director of the Company, approximately $60,000 for insurance premiums.

                 It is the opinion of management of the Company that these transactions were no less favorable to the Company than those which could have been obtained from persons not affiliated with the Company.


                      MEETINGS AND COMMITTEES OF THE BOARD

                 The Board of Directors of the Company has appointed several committees, including an Executive Committee, an Audit Committee, a Compensation Committee and a Nominating Committee.

                 The Executive Committee is composed of Messrs. Demerjian, Oppenheim and Minasian. Between meetings of the Board and while the Board is not in session, the Executive Committee possesses all the powers and may exercise all the duties of the Board of Directors in the management of the affairs of the Company which may, by law, be delegated to it by the Board of Directors. The Executive Committee did not meet during 1994.

                 The Audit Committee is composed of Messrs. Pace, Minasian and Strayer, and Ms. Wilson, and is empowered to (i) meet with the independent auditors of the Company and review the scope of their annual audit, any open questions as to the choice of acceptable accounting principles to be applied and all other matters relating to the auditors' relationship with the Company,
(ii) advise and assist the Board in evaluating the auditors' performance, including the scope and adequacy of the auditors' examination, (iii) select, with the approval of the Board, the firm of independent auditors to be employed by the Company, (iv) review the Company's annual financial statements and discuss such statements with the auditors prior to their release, (v) receive and consider the auditors' comments and suggestions as to the internal audit and control procedures, adequacy of staff and other matters, and (vi) perform such other functions and undertake such investigations relating to the financial and accounting aspects of the Company as the Board may direct. The functions of the Audit Committee are limited to the foregoing and do not include normal management functions concerning accounting or auditing practices. The Audit Committee met one time during 1994.

                 The Compensation Committee is composed of Messrs. Demerjian, Glover and Oppenheim and is authorized and empowered to (i) fix the compensation to be paid to executive officers of the Company and its subsidiaries, (ii) determine the amount of any bonus under the terms of any contract of employment between the Company or its subsidiaries and any executive officer, (iii) investigate and recommend to the Board employee benefit plans deemed appropriate for the employees of the Company and its subsidiaries, (iv) supervise the administration of any such employee benefit plans adopted by the Company and its subsidiaries, and (v) undertake such other investigations and perform such other functions as the Board may from time to time direct. The Compensation Committee met once during 1994.

                 The Nominating Committee is composed of Messrs. Demerjian, Glover, and Strayer, and is authorized and empowered to (i) solicit and receive from directors and shareholders of the Company proposed nominees for election to the Board of Directors and its committees, (ii) investigate and evaluate the professional and academic experience of the proposed nominees,
(iii) recommend to the Board of Directors nominees for election to the Board and its committees, and (iv) perform such other functions and undertake such investigations relating to the selection of Board nominees as the Board may from time to time direct. The Nominating Committee did not meet during 1994.

                 During 1994, the Board of Directors of the Company held four regular meetings and four special meetings. No director attended fewer than 75% of the total number of meetings of the Board and of the committees on which he or she served during 1994.


                         INDEPENDENT PUBLIC ACCOUNTANTS

                 McGladrey & Pullen served as the Company's independent certified public accountant for the calendar year ended December 31, 1994. A representative of McGladrey & Pullen is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he so desires and to respond to appropriate questions.


                SHAREHOLDERS' PROPOSALS FOR 1995 ANNUAL MEETING

                 Any shareholder who intends to present a proposal for action at the Company's 1996 Annual Meeting of Shareholders and to have the Company include such proposal in its proxy soliciting materials pursuant to Rule 14a-8 under the 1934 Act must deliver a copy of the proposal to the Company not later than December 18, 1995 in a form that complies with applicable regulations. In addition, the Bylaws of the Company provide that only shareholder proposals submitted in a timely manner to the Secretary of the Company may be acted upon at an annual meeting of shareholders. To be timely, a shareholder's notice must be delivered to, or mailed and received at, the principal executive office of the Company not less than thirty calendar days prior to the date of the originally scheduled meeting; provided, however, that, if less than forty calendar days' notice or prior public disclosure of the date of the scheduled meeting is given or made by the Company, notice by the shareholder to be timely must be so received not later than the close of business on the tenth calendar day following the earlier of the date on which such notice of the date of the scheduled meeting was mailed or the day on which such public disclosure was made.

                                 OTHER MATTERS

                 Management knows of no other matters to be voted upon at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, it is the intention of the proxyholders to vote in their discretion on such matter.

                 YOU ARE URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. No postage is required if the envelope is mailed from within the United States. If you subsequently decide to attend the Annual Meeting and wish to vote your shares in person, you may do so. Your cooperation in giving this matter your prompt attention is appreciated.

                                            By Order of the Board of Directors,

                                            Esther G. Wilson
                                            Corporate Secretary




Montebello, California
April 17, 1995



THE COMPANY WILL PROVIDE FREE OF CHARGE TO ANY SHAREHOLDER HEREBY SOLICITED, UPON WRITTEN REQUEST TO ESTHER G. WILSON, SECRETARY OF THE COMPANY, AT 6001 EAST WASHINGTON BOULEVARD, CITY OF COMMERCE, CALIFORNIA 90640, A COPY OF THE COMPANY'S 1994 ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. IF A SHAREHOLDER DESIRES COPIES OF THE EXHIBITS TO THE REPORT, THEY WILL BE PROVIDED UPON PAYMENT BY THE SHAREHOLDER OF THE COST OF FURNISHING THE EXHIBITS. A COPY OF COMMERCE NATIONAL BANK'S ANNUAL DISCLOSURE STATEMENT PREPARED PURSUANT TO PART 18 OF THE RULES AND REGULATIONS OF THE OFFICE OF THE COMPTROLLER OF THE CURRENCY WILL BE FURNISHED UPON REQUEST BY WRITING THE BANK AT THE ADDRESS SHOWN ABOVE OR BY CALLING THE SECRETARY OF THE BANK AT (213) 724-8800.

PROXY                              COMBANCORP                              PROXY

              6001 E. WASHINGTON BLVD., CITY OF COMMERCE, CA 90040

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby nominates, constitutes and appoints Richard F. Demerjian and Jack Minasian, and each of them, attorneys, agents and proxies of the undersigned, with full powers of substitution to each and hereby authorizes them to represent and to vote as designated below, all shares of Common Stock of COMBANCORP (the "Company"), held of record by the undersigned at the close of business on March 31, 1995 at the Annual Meeting of Shareholders to be held on May 10, 1995 or any adjournment thereof.

1.  ELECTION OF DIRECTORS              / / FOR all nominees listed below             / / WITHHOLD AUTHORITY to vote
                                         (except as marked to the contrary below)      for all nominees listed below

             Richard F. Demerjian, Robert L. Glover, Jack Minasian,
   James C. Oppenheim, Phillip J. Pace, Richard J. Strayer, Esther G. Wilson

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)

- - --------------------------------------------------------------------------------

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, UNLESS ANY SHAREHOLDER ELECTS TO CUMULATE VOTES. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

                     PLEASE SIGN AND DATE ON REVERSE SIDE.

  The undersigned hereby ratifies and confirms all that said attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at said meeting. The undersigned acknowledges receipt of the notice of said annual meeting and the proxy statement accompanying said notice.
                                                       Dated:             , 1995

                                                       -------------------------
                                                              (Signature)

                                                       -------------------------
                                                              (Signature)

                                                       Please sign exactly as
                                                       names appear above. When
                                                       shares are held by joint
                                                       tenants, both should
                                                       sign. When signing as
                                                       attorney, executor,
                                                       administrator, trustee or
                                                       guardian, please give
                                                       full titles as such. If a
                                                       corporation, please sign
                                                       in full corporate name by
                                                       President or other
                                                       authorized officer. If a
                                                       partnership, please sign
                                                       in partnership name by
                                                       authorized person.
                                                       I (we) do  do not  expect
                                                       to attend the annual
                                                       meeting. Number of
                                                       Persons:

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

COMBANCORP                                                           FIRST CLASS
6001 E. Washington Boulevard                                         -----------
City of Commerce, CA 90040

P
R
O
X
Y

D
A
T
A

                                                      --------------
                                                          (Date)

COMBANCORP

     Please furnish the following material for use in connection with COMBANCORP's 1995 Annual Meeting of Shareholders to be held on May 10, 1995.

______________ Sets of Proxy Material. Each set includes:

A.  Annual Report to Shareholders.
B.  Notice of Meeting and Proxy Statement.
C.  Form of Proxy.

     Please cross out items not desired.

If additional materials are desired, please note below.

_______________________________________________________

_______________________________________________________

Please send the above material to the following:

_______________________________________________________

                                     (Firm Name)

_______________________________________________________

_______________________________________________________

  Attention: ____________________  Room No. ___________

NOTE:  Broker-client solicitation letter is to be furnished by broker.

                                   COMBANCORP
                          6001 E. Washington Boulevard
                           City of Commerce, CA 90040

                         Annual Meeting of Shareholders

Date of Meeting: May 10, 1995                                               Location:  Wyndham Garden Hotel
Record Date: March 31, 1995                                                           5757 Telegraph Road
                                                                                      City of Commerce, CA 90040
                                                         SHARES OF
           DELIVERY OF PROXY MATERIALS              BENEFICIAL INTEREST
                   TO BROKERS                         ENTITLED TO VOTE             MAILING INSTRUCTIONS

- - ------------------------------------------------------------------------------------------------------------------
                 Schedule Date     Date      Date
                 May 10, 1995    Received   Mailed

Proxy Materials   ________________________________                      Domestic owners ____________ First  Class
Annual Reports    ________________________________                      Foreign owners  ________________ Air Mail
- - ------------------------------------------------------------------------------------------------------------------

Addresses:

  - For return of signed proxies; COMBANCORP c/o First Interstate Bank of California, Stock Transfer Proxy Department, P.O. Box 4800, Woodland Hills, CA 91365-9794.

  - For telegraphic proxies, telecopies and additional proxy materials:
    COMBANCORP, c/o First Interstate Bank of California, Stock Transfer Proxy Department, 26610 W. Agoura Road, Calabasas, CA 91302; Telecopy No. (818) 880-7176.

Please mail all proxy materials immediately upon receipt. You will be reimbursed for all clerical and mailing expenses promptly upon billing, in accordance with standard procedures.

NUMBER OF SETS REQUIRED __________________________ Date Requested ______________

          PLEASE COMPLETE THE ATTACHED CARD AND MAIL IT WITHOUT DELAY.

                                                                       ----------------
                                                                          NO POSTAGE
                                                                          NECESSARY
                                                                          IF MAILED
                                                                            IN THE
                                                                        UNITED STATES
                                                                       ----------------
- - -----------------------------------------------                        ----------------
                                                                       ----------------
          BUSINESS  REPLY  MAIL                                        ----------------
FIRST CLASS PERMIT NO. 63830, LOS ANGELES, CA                          ----------------
                                                                       ----------------
- - -----------------------------------------------                        ----------------
     POSTAGE WILL BE PAID BY ADDRESSEE                                 ----------------
                                                                       ----------------
                                                                       ----------------

COMBANCORP
P.O. Box 911070
Commerce, CA 90091-1070

                    COMBANCORP EMPLOYEE STOCK OWNERSHIP PLAN
                      PARTICIPANT VOTING INSTRUCTION CARD

 FOR USE IN CONNECTION WITH THE VOTING OF ALLOCATED SHARES OF COMBANCORP AT THE
                         ANNUAL MEETING OF SHAREHOLDERS

This card is furnished by the Plan's Administrative Committee. It is not being furnished by or on behalf of the Board of Directors of COMBANCORP and is not intended to constitute the solicitation of a proxy.

    The undersigned participant in the COMBANCORP Employee Stock Ownership Plan (the "ESOP") hereby directs the ESOP's Administrative Committee (the "Committee") to instruct the ESOP's Trustee that all of those shares of the Common Stock, no par value, of COMBANCORP (the "Company") allocated to the ESOP account(s) of the undersigned (the aggregate number of which shares is set forth below the undersigned's name on the reverse hereof) be voted at the Annual Meeting of Shareholders of the Company to be held on May 10, 1995 (the "Annual Meeting"), and at any and all adjournments thereof, as indicated on the reverse hereof with respect to each proposal therein set forth, and in the discretion of the Trustee upon such other business as may be properly brought before the Annual Meeting or any such adjournment. In giving this direction, the undersigned hereby acknowledges (i) receipt of the letter, dated April 17, 1995, from the Committee to participants in the ESOP and the Proxy Statement referred to therein, and (ii) that more complete information with respect to the proposals set forth on the reverse hereof is contained in such documents.

    Please complete, date, sign and promptly return this card to the Committee. IF THE COMMITTEE DOES NOT RECEIVE TIMELY A PROPERLY COMPLETED, DATED AND SIGNED CARD, ALL OF THE SHARES REFERRED TO ABOVE WILL BE VOTED FOR OR AGAINST EACH PROPOSAL IN THE SAME PROPORTION AS THOSE SHARES FOR WHICH VOTING INSTRUCTIONS HAVE BEEN RECEIVED TIMELY BY THE COMMITTEE. The directions set forth on the reverse hereof with respect to any such proposal may be revoked by a subsequently dated and properly completed and signed card which is RECEIVED TIMELY BY THE COMMITTEE, giving directions as to ALL such proposals.

(Please specify your choice on each proposal, date and sign (all on the reverse hereof) and return in the enclosed envelope.)

                          (Continued on reverse side)



       (Continued from other side, which contains important information)


1.  ELECTION OF DIRECTORS           / / FOR all nominees listed below
                                        (except as marked to the contrary below)

                                    / / WITHHOLD AUTHORITY
                                        to vote for all nominees listed below

             Richard F. Demerjian, Robert L. Glover, Jack Minasian,
   James C. Oppenheim, Phillip J. Pace, Richard J. Strayer, Esther G. Wilson

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)

- - --------------------------------------------------------------------------------

2. In its discretion, the Trustee or its proxy is authorized to vote upon such other business as may properly come before the meeting.

                                                       Dated: ____________, 1995

                                                       -------------------------
                                                              (Signature)

                                                       Please sign EXACTLY as
                                                       your name appears on this
                                                       card.